Exhibit 10.2
OMNIBUS AGREEMENT
     This Omnibus Agreement (the “Agreement”) is made and entered into as of February 17, 2010, by and between The Williams Companies, Inc., a Delaware corporation (“Williams”), and Williams Partners L.P., a Delaware limited partnership (the “Partnership”). The above-named entities are sometimes referred to in this Agreement each as a “Party” and collectively as the “Parties.”
W I T N E S S E T H:
     WHEREAS, the Parties desire by their execution of this Agreement to evidence their understanding, (i) as more fully set forth in Articles II, III and IV of this Agreement, with respect to certain indemnification, reimbursement and payment obligations of Williams to the Partnership, and (ii) as more fully set forth in Article V of this Agreement, with respect to payments to be made by the Partnership to Williams in respect of sales of natural gas recovered from the Hester Storage Field.
A G R E E M E N T:
     NOW, THEREFORE, in consideration of the premises and the covenants, conditions and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Definitions. The respective terms defined in this Section 1.1 shall, when used in this Agreement, have the respective meanings specified herein, with each such definition equally applicable to both singular and plural forms of the terms so defined.
“Aggregate Devils Tower Payments” has the meaning ascribed to such term in Section 4.1.
“Agreement” has the meaning ascribed to such term in the preamble.
“Conflicts Committee” has the meaning given such term in the Partnership Agreement.
“Devils Tower Ceiling Amount” has the meaning ascribed to such term in Section 4.1.
“Hurricane Repairs Amount” has the meaning ascribed to such term in Section 2.1.
“Partnership” has the meaning ascribed to such term in the preamble.
“Partnership Agreement” means the Amended and Restated Agreement of Limited Partnership of the Partnership, dated August 23, 2005, as amended from time to time.
“Party” and “Parties” have the meanings ascribed to such terms in the preamble.
“Quarterly Devils Tower Amount” has the meaning ascribed to such term in Section 4.1.

“Quarterly DOT Amount” has the meaning ascribed to such term in Section 3.1.
“Quarterly Hester Gas Amount” has the meaning ascribed to such term in Section 5.1.
“Williams” has the meaning ascribed to such term in the preamble.
     Section 1.2 Construction. In constructing this Agreement: (a) the currency amounts referred to herein, unless otherwise specified, are in United States dollars; (b) whenever this Agreement refers to a number of days, such number shall refer to calendar days unless business days are specified; (c) unless otherwise specified, all references in this Agreement to “Article,” “Section,” “Exhibit,” “preamble” or “recitals” shall be references to an Article, Section, Exhibit, preamble or recitals hereto; and (e) whenever the context requires, the words used in this Agreement shall include the masculine, feminine and neuter and singular and the plural.
ARTICLE II
INDEMNIFICATION FOR HURRICANE IKE REPAIRS
     Section 2.1 General. Williams shall indemnify, defend and hold harmless the Partnership from and against all amounts incurred by the Partnership or any of its subsidiaries for repair or abandonment costs after the date of this Agreement in excess of insurance proceeds realized for damages to the facilities as identified in Exhibit A caused by Hurricane Ike (such net amount, the “Hurricane Repairs Amount”), up to a maximum of $10,000,000 (the “Hurricane Repairs Ceiling Amount”). The Partnership shall, or shall cause its subsidiaries to, use commercially reasonable efforts to realize any applicable insurance proceeds. No gross-up or other increase in any indemnification shall be provided by Williams with respect to any federal, state or local tax liability that may be owed by Partnership or any affiliate of the Partnership with respect to any payment made under this Article II.
     Section 2.2 Preparation and Delivery of Statement. Promptly following the Partnership’s determination that the Partnership and its subsidiaries have completed all of the repairs that they intend to undertake and the receipt by the Partnership or any of its subsidiaries of all associated insurance proceeds, the Partnership shall prepare and deliver to Williams a statement setting forth the Hurricane Repairs Amount and, in reasonable detail, the components thereof.
ARTICLE III
INDEMNIFICATION FOR DOT PROJECTS
     Section 3.1 General. Williams shall indemnify, defend and hold harmless the Partnership from and against all maintenance capital expenditure amounts incurred by the Partnership or its subsidiaries within 24 months of the date of this Agreement in respect of the Department of Transportation projects described in Exhibit B attached hereto (such amount, in respect of any particular calendar quarter, the “Quarterly DOT Amount”), up to a maximum aggregate amount of $50,000,000 (the “DOT Ceiling Amount”). No gross-up or other increase in any indemnification shall be provided by Williams with respect to any federal, state or local tax liability that may be owed by the Partnership or any affiliate of the Partnership with respect to any payment made under this Article III.

     Section 3.2 Preparation and Delivery of Statement. Promptly following the end of each full or partial calendar quarter within the 24-month period referenced in Section 3.1, the Partnership shall prepare and deliver to Williams a statement setting forth the Quarterly DOT Amount for such calendar quarter and, in reasonable detail, the components thereof.
ARTICLE IV
DEVILS TOWER
     Section 4.1 General. At 12:01 a.m., Tulsa, Oklahoma time, on the first day of the calendar month in which this Agreement is executed, Williams had a deferred revenue balance recorded in account numbers 4123.00042563.0.0.2210.0.0.0 and 4123.00042563.0.0.2740.0.0.0 of its general ledger reflecting certain cash payments previously received by it for services to be rendered in future periods at its Devils Tower floating production platform located in Mississippi Canyon Block 773 (the amount of such deferred revenue balance, the “Devils Tower Ceiling Amount”). Williams shall pay to the Partnership, with respect to each calendar quarter ending after the date of this Agreement, the amount, if any, by which such deferred revenue balance at the end of such quarter is less than the difference between the (a) the Devils Tower Ceiling Amount and (b) the Aggregate Devils Tower Payments (such amount, in respect of any particular calendar quarter, the “Quarterly Devils Tower Amount”). For purposes of the above calculation in any particular calendar quarter, the “Aggregate Devils Tower Payments” is the aggregate amount of all Quarterly Devils Tower Amounts for previous quarters.
     Section 4.2 Preparation and Delivery of Statement. Within 45 days of the end of each calendar quarter ending after the date of this Agreement and continuing until the Aggregate Devils Tower Payments equal the Devils Tower Ceiling Amount, the Partnership shall prepare and deliver to Williams a statement of the Quarterly Devils Tower Amount, setting forth in reasonable detail the components thereof.
ARTICLE V
HESTER STORAGE GAS
     Section 5.1 General. The Partnership shall pay to Williams, with respect to each calendar quarter ending after the date of this Agreement, an amount equal to (a) the amount of proceeds received by the Partnership or any of its subsidiaries during such calendar quarter in respect of sales occurring after the date of this Agreement of natural gas recovered from the Hester Storage Field pursuant to the order of the Federal Energy Regulatory Commission dated March 7, 2008 approving a settlement agreement in Docket No. RP06-569, minus (b) the sum of (i) federal, state and local income taxes calculated to have been incurred with respect to such sale proceeds and (ii) the amount of payments required to be made to customers pursuant to such settlement agreement (such net amount, in respect of any particular calendar quarter, the “Quarterly Hester Gas Amount”).
     Section 5.2 Preparation and Delivery of Statement. Within 45 days of the end of each calendar quarter ending after the date of this Agreement, the Partnership shall prepare and deliver to Williams a statement of the Quarterly Hester Gas Amount, setting forth in reasonable detail the components thereof.

ARTICLE VI
DISPUTE RESOLUTION; PAYMENT
     Section 6.1 General. Within 15 days following receipt by Williams of a statement described in Section 2.2, 3.2, 4.2 or 5.2, Williams shall deliver notice to the Partnership of any dispute it has with respect to the preparation or content of such statement. In the event Williams does not notify the Partnership of a dispute with respect to such statement within such 15-day period, such statement will be final, conclusive and binding on the parties hereto. In the event of such notification of a dispute, Williams and the Partnership shall negotiate in good faith to resolve such dispute. If Williams and the Partnership, notwithstanding such good faith effort, fail to resolve such dispute within 30 days after Williams advises the Partnership of its objections, then such dispute shall be submitted to binding arbitration in Tulsa, Oklahoma in accordance with the rules of the American Arbitration Association. All decisions rendered in connection with an arbitration pursuant to this Section 6.1 shall be final, conclusive and binding on the parties hereto. Williams and the Partnership shall share equally the fees and expenses of the arbitrator and the costs of arbitration. Each party shall otherwise pay its own costs and attorneys’ fees. Following the final decision of the arbitrator, the arbitrator shall, within 2 business days from the date of such final decision, deliver a written notice to Williams and the Partnership specifying the Hurricane Repairs Amount, the Quarterly DOT Amount, the Quarterly Devils Tower Amount or the Quarterly Hester Gas Amount, as applicable.
     Section 6.2 Cooperation. For purposes of complying with the terms set forth in this Article V, the Partnership and Williams shall cooperate with and make available to the other parties hereto and their representatives all information, records, data and working papers, and will permit access to their facilities and personnel, as may be reasonably required in connection with the preparation and analysis of a statement described in Section 2.2, 3.2, 4.2 or 5.2 and the resolution of any disputes thereunder.
     Section 6.3 Payment. Within 5 business days from the date on which the Hurricane Repairs Amount, the Quarterly DOT Amount, the Quarterly Devils Tower Amount or the Quarterly Hester Gas Amount, as applicable, is finally determined pursuant to Section 6.1, (a) Williams shall pay to the Partnership the Hurricane Repairs Amount (subject to the Hurricane Repairs Ceiling Amount), the Quarterly DOT Amount (subject to the DOT Ceiling Amount and taking into account all prior payments of the Quarterly DOT Amount) or the Quarterly Devils Tower Amount (subject to the Devils Tower Ceiling Amount and taking into account all prior payments of the Quarterly Devils Tower Amount), as applicable, by wire or interbank transfer of immediately available funds to an account specified in writing by the Partnership or (b) the Partnership shall pay to Williams the Quarterly Hester Gas Amount, as applicable, by wire or interbank transfer of immediately available funds to an account specified in writing by Williams.
ARTICLE VII
MISCELLANEOUS
     Section 7.1 Notices. Any notice, instruction, correspondence or other document to be given hereunder by either Party to the other shall be in writing and delivered in person or by courier service requiring acknowledgment of receipt of delivery or by telecopier, as follows:

     If to Williams, addressed to:
The Williams Companies, Inc.
One Williams Center
Tulsa, Oklahoma 74172-0172
Attention: General Counsel
Phone: (918) 573-2000
Fax: (918) 573-5942
     If to the Partnership, addressed to:
Williams Partners L.P.
One Williams Center
Tulsa, Oklahoma 74172-0172
Attention: Chief Financial Officer
Phone: (918) 573-2000
Fax: (918) 573-5942
     Section 7.2 Governing Law. This Agreement shall be governed and construed in accordance with the substantive laws of the State of New York without reference to principles of conflicts of laws. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Texas and to venue in Texas.
     Section 7.3 Entire Agreement; Amendments and Waivers. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the Parties with respect to the subject matter hereof. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by each Party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any waiver constitute a continuing waiver unless otherwise expressly provided.
     Section 7.4 Binding Effect and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns, but neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned or transferred, by operation of law or otherwise, by either Party without the prior written consent of the other Party. Nothing in this Agreement, express or implied is intended to confer upon any person or entity other than the Parties and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.
     Section 7.5 Severability. If any provision of this Agreement or the application thereof to any person, entity or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other persons, entities or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     Section 7.6 Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     Section 7.7 Further Assurances. In connection with this Agreement and all transactions contemplated by this Agreement, each Party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.
     Section 7.8 No Recourse Against Officers or Directors. For the avoidance of doubt, the provisions of this Agreement shall not give rise to any right of recourse against any officer or director of either Party.
     Section 7.9 Action by Partnership. With respect to any action, notice, consent, approval or waiver that is required to be taken or given or that may be taken or given by the Partnership pursuant to this Agreement, such action, notice, consent, approval or waiver shall be taken or given by the Conflicts Committee on behalf of the Partnership.
*  *  *  *  *

     IN WITNESS WHEREOF, the Parties have executed this Agreement on and effective as of the date first written above.

THE WILLIAMS COMPANIES, INC.
By:	/s/ Donald R. Chappel
	Name:	Donald R. Chappel
	Title:	Chief Financial Officer

WILLIAMS PARTNERS L.P.
By:	WILLIAMS PARTNERS GP LLC,
its general partner

By:	/s/ Donald R. Chappel
	Name:	Donald R. Chappel
	Title:	Chief Financial Officer

Signature Page to Omnibus Agreement

EXHIBIT A
List of Hurricane Ike Budget System Funding Projects

						Height of Span
COUNT	Mitigation			Approximate Water		Above Seafloor (If	Number of Mats				Completed/
Exposure Number	Exposure Number	Area/Bock	Line Size (Inches)	Depth	Exposure Type	Applicable)	Required	Exposure Length (Feet)	Comments	Action?	Contractor
CAPITAL EXPOSURES TO BE MITIGATED IN 2010

1	1	EI-129A	6	-57’	1 — Exposed	N/A	5	52		Mitigation Still Required
2	2	EI-129A	6	-57’	1 — Exposed	N/A	3	17		Mitigation Still Required
3	3	EI-129A	6	-57’	1 — Exposed	N/A	8	118		Mitigation Still Required
4	4	EI-129A	6	-57’	1 — Exposed	N/A	56	1079		Mitigation Still Required
5	6	EI-129	14	-56’	1 — Exposed	N/A	7	90		Mitigation Still Required
6	8	SS-135	10	-52’	1 — Exposed	N/A	4	28		Mitigation Still Required
7	9	SS-145	10	-49’	1 — Exposed	N/A	4	30		Mitigation Still Required
8	10	SS-209	12	-110’	1 — Exposed	N/A	14	239		Mitigation Still Required
9	17	SS-214	12	-120’	3 — Uncovered	N/A	18	303		Mitigation Still Required
10	18	SS-214	12	-121’	1 — Exposed	N/A	4	25		Mitigation Still Required
11	19	SS-214	12	-121’	1 — Exposed	N/A	5	58		Mitigation Still Required
12	21	SS-253	10	-187’	1 — Exposed	N/A	19	332		Mitigation Still Required
13	22	SM-22	16	-81’	1 — Exposed	N/A	7	38		Mitigation Still Required
14	23	EI-136	16	-69’	1 — Exposed	N/A	11	70		Mitigation Still Required
15	24	EI-136	16	-68’	1 — Exposed	N/A	15	104		Mitigation Still Required
16	25	EI-131	16	-68’	1 — Exposed	N/A	13	86		Mitigation Still Required
17	26	EI-130	16	-64’	1 — Exposed	N/A	15	104		Mitigation Still Required
18	27	EI-130	16	-61’	1 — Exposed	N/A	8	45		Mitigation Still Required
19	28	EI-130	16	-61’	1 — Exposed	N/A	11	65		Mitigation Still Required

Exhibit A-1

EXHIBIT A

						Height of Span
COUNT	Mitigation			Approximate Water		Above Seafloor (If	Number of Mats				Completed/
Exposure Number	Exposure Number	Area/Bock	Line Size (Inches)	Depth	Exposure Type	Applicable)	Required	Exposure Length (Feet)	Comments	Action?	Contractor
20	31	SM-35	16	-91’	1 — Exposed	N/A	3	8		Mitigation Still Required
21	32	SM-34	16	-88’	1 — Exposed	N/A	3	7		Mitigation Still Required
22	50	SS-113	6	(-38.5ft)	1 — Exposed		74	1435.43		Mitigation Still Required
23	51	SS-113	6	(-46ft)	1 — Exposed		8	106.89		Mitigation Still Required
24	52	SS-113	6	(-46.5ft)	1 — Exposed		36	674.05		Mitigation Still Required
25	53	SS-113	6	(-47ft)	3 — Uncovered		13	200.6		Mitigation Still Required
26	54	SS-113	6	(-47ft)	1 — Exposed		60	1141.85		Mitigation Still Required
27	55	SS-113	6	(-46.7ft)	1 — Exposed		4	25.81		Mitigation Still Required
28	56	SS-114	6	(-40.7ft)	1 — Exposed		100	1948.86		Mitigation Still Required
29	57	SS-114	6	(-43ft)	1 — Exposed		7	99.25		Mitigation Still Required
30	59	EI-117	16	(-47.4ft)	1 — Exposed		8	43.1		Mitigation Still Required
31	60	EI-119	16	(-36ft)	1 — Exposed		14	90.97		Mitigation Still Required
32	61	EI-119	16	(-36ft)	1 — Exposed		17	115.97		Mitigation Still Required
33	62	EI-119	16	(-35ft)	1 — Exposed		28	203.06		Mitigation Still Required
34	63	SS-32	16	(-17ft)	1 — Exposed		9	52.55		Mitigation Still Required
35	64	SS-32	16	(-16ft)	1 — Exposed		10	57.38		Mitigation Still Required
36	68	EI-116	12	(-42ft)	3 — Uncovered		11	163.6704005		Mitigation Still Required
37	69	EI-116	12	(-42ft)	3 — Uncovered		21	373.4661966		Mitigation Still Required
38	70	EI-116	12	(-41ft)	3 — Uncovered		28	516.313858		Mitigation Still Required
39	71	EI-117	12	(-39ft)	3 — Uncovered		12	198.0403999		Mitigation Still Required
40	72	EI-117	12	(-38ft)	1 — Exposed		3	15.55634919		Mitigation Still Required
41	73	EI-117	12	(-38ft)	1 — Exposed		5	50.32891813		Mitigation Still Required

Exhibit A-2

EXHIBIT A

						Height of Span
COUNT	Mitigation			Approximate		Above Seafloor (If	Number of Mats	Exposure Length			Completed/
Exposure Number	Exposure Number	Area/Bock	Line Size (Inches)	Water Depth	Exposure Type	Applicable)	Required	(Feet)	Comments	Action?	Contractor
42	74	EI-117	12	(-37ft)	3 - Uncovered		51	976.8029484		Mitigation Still Required

43	75	EI-108	12	(-37ft)	1 - Exposed		9	133.6450523		Mitigation Still Required

44	81	VR-76	16	(-28ft)	1 - Exposed		27	194.66		Mitigation Still Required

45	83	VR-76	16	(-27ft)	1 - Exposed		8	44		Mitigation Still Required

46	93	HI-232	12	(-53)	3 - Uncovered		6	69.32		Mitigation Still Required	S-14128-PROP

47	29	EI-129A	16	-57’	4 - Span	3’	28	207	C&C: Spanning verified in	Proposed Mitigation in ’09
									SSS. Crossing Pipeline
									(S-13445 Transco 20”) is
									also exposed.

48	37	EI-129	24	-56’	3 - Uncovered	N/A	7	40		Proposed Mitigation in ’09

49	38	SM-106	24	-199’	1 - Exposed	N/A	10	60	C&C: Expsoure verified by	Proposed Mitigation in ’09
									SSS.

50	39	SM-98	24	-187’	1 - Exposed	N/A	14	89	C&C: Expsoure verified by	Proposed Mitigation in ’09
									SSS.

51	40	SM-98	24	-187’	1 - Exposed	N/A	10	61	C&C: Expsoure verified by	Proposed Mitigation in ’09
									SSS.

52	41	SM-98	24	-185’	1 - Exposed	N/A	9	65	Mitigation Incomplete. 21	Proposed Mitigation in ’09
									mats placed by DSV
									Joanne.

53	43	SM-76	24	-153’	1 - Exposed	N/A	21	147	C&C: Exposure verified by	Proposed Mitigation in ’09
									SSS.

54	76	EI-116	20	(-52ft)	4 - Span		19	128.41	C&C: Exposure seen in SSS.	Proposed Mitigation in ’09

55	84	HI-199	24	(-38)	1 - Exposed		46	347	C&C: Exposure seen in	WFS Owned Pipelines (Not
									SSS. Exposure length is	Mitigated)
									350’.

56	85	HI-137	24	(-48)	3 - Uncovered		11	69	C&C: Verified with	WFS Owned Pipelines (Not
									mulibeam, data quality	Mitigated)
									too poor to verify with
									SSS.
Exhibit A-3

EXHIBIT A

						Height of Span
COUNT	Mitigation			Approximate		Above Seafloor (If	Number of Mats	Exposure Length			Completed/
Exposure Number	Exposure Number	Area/Bock	Line Size (Inches)	Water Depth	Exposure Type	Applicable)	Required	(Feet)	Comments	Action?	Contractor
57	86	HI-136	24	(-47)	3 - Uncovered		16	108	C&C: Exposure seen in SSS.	WFS Owned Pipelines (Not Mitigated)

58	130	SM-98	24		1-Exposed		6	31	C&C: Exposure seen in	NF Proposed Mitigation ’09
									SSS. Located
									approximately 130 feet
									south of exposure 54
									along S-4761 Transco 24”

59	131	SM-76	24				4	13	C&C: Possible small	NF Proposed Mitigation ’09
									exposure at tie-in
									located near “P” Platform
									along S-4761 Transco 24”
									There is some debris in
									the vicinity, so it may
									just be debris resting in
									the trench.

60	132	EI-129	16		1-Exposed		12	74	C&C: Exposure seen in SSS	NF Mitigation Still Required

61	133	EI-129	20		1-Exposed		23	165	C&C: Exposure verified in	NF Proposed Mitigation ’09
									SSS. Looks like the
									crossing location was
									covered at one point but
									the pipeline is still
									exposed at the tips,
									about 40 feet on each
									side. ******* (Anchor
									Survey is not complete)
									*****
Exhibit A-4

EXHIBIT A

						Height of Span
COUNT	Mitigation			Approximate Water		Above Seafloor (If	Number of Mats				Completed/
Exposure Number	Exposure Number	Area/Bock	Line Size (Inches)	Depth	Exposure Type	Applicable)	Required	Exposure Length (Feet)	Comments	Action?	Contractor
62	134	SS-32	16		1-Exposed		9	56	C&C: Small possible	NF Mitigation Still Required
									exposure. Possibly just
									debris, as there is a lot
									of debris in the area.

63	137	EI-129	24		1-Exposed		26	190	Exposure seen in SSS.	NF Proposed Mitigation ’09

64	138	EI-116	12		3-Uncovered		6	80	Exposure seen in SSS.	NF Mitigation Still Required

65	140	SS-113	6		1-Exposed		5	17	Exposure seen in SSS.	NF Mitigation Still Required

66	142	EI-129	6		3-Uncovered		14	90.06	Exposure seen in SSS.	NF Mitigation Still Required

67	143	EI-129	6		3-Uncovered		135	1062.23	Exposure seen in SSS,	NF Mitigation Still Required
									possibly cable or
									discarded pipeline
									resting near Transco
									Pipeline

							1,254	14,930
EXPENSE (NOT CAPITAL) EXPOSURES FOR 2010

	1		14	<15’				58		Mitigation Still Required	Ship Shoal Area

	2		14	<15’				49		Mitigation Still Required	Ship Shoal Area

	3		14	<15’				245		Mitigation Still Required	Ship Shoal Area

	4	2	14	<15’				126		Mitigation Still Required	Ship Shoal Area

	5	3,4	14	<15’				315		Mitigation Still Required	Ship Shoal Area

	6	5	14	<15’				262		Mitigation Still Required	Ship Shoal Area

	7	6	14	<15’				459		Mitigation Still Required	Ship Shoal Area
Exhibit A-5

EXHIBIT A

						Height of Span
COUNT	Mitigation			Approximate Water		Above Seafloor (If	Number of Mats				Completed/
Exposure Number	Exposure Number	Area/Bock	Line Size (Inches)	Depth	Exposure Type	Applicable)	Required	Exposure Length (Feet)	Comments	Action?	Contractor
	8	7	14	<15’				413		Mitigation Still Required	Ship Shoal Area

	9	8	14	<15’				537		Mitigation Still Required	Ship Shoal Area

	10	9	14	<15’				183		Mitigation Still Required	Ship Shoal Area

	11	10	14	<15’				258		Mitigation Still Required	Ship Shoal Area

	12	11	14	<15’				209		Mitigation Still Required	Ship Shoal Area

	13	13	14	<15’				317		Mitigation Still Required	Ship Shoal Area

	14	14	14	<15’				395		Mitigation Still Required	Ship Shoal Area

	15	15	14	<15’				236		Mitigation Still Required	Ship Shoal Area

	16	16	14	<15’				228		Mitigation Still Required	Ship Shoal Area

	17	17	14	<15’				280		Mitigation Still Required	Ship Shoal Area

	18	18,19	14	<15’				781		Mitigation Still Required	Ship Shoal Area
								5351

Exhibit A-6

EXHIBIT B
Department of Transportation Projects
Georgia Permit Segments
Valve Section: 115-10 to 115-20
1.	Special Permit Segment A-1: Line “A”: MP 1023.03 — 1023.67

2.	Special Permit Segment A-2: Line “A”: MP 1029.42 — 1029.56

3.	Special Permit Segment A-3: Line “A”: MP 1030.76 — 1033.66

4.	Special Permit Segment B-1: Line “B”: MP 1023.02 — 1023.67

5.	Special Permit Segment B-2: Line “B”: MP 1030.76 — 1031.16

6.	Special Permit Segment B-3: Line “B”: MP 1033.28 — 1033.67

7.	Special Permit Segment C-1: Line “C”: MP 1023.02 — 1023.67

8.	Special Permit Segment C-2: Line “C”: MP 1030.72 — 1031.15

9.	Special Permit Segment D-1: Line “D”: MP 1023.45 — 1023.60

10.	Special Permit Segment D-2: Line “D”: MP 1023.67 — 1023.69

11.	Special Permit Segment D-3: Line “D”: MP 1033.25 — 1033.59
Valve Section: 125-10 to 125-20
1.	Special Permit Segment A-1: Line “A”: MP 1095.65 — 1096.93

2.	Special Permit Segment A-2: Line “A”: MP 1102.80 — 1103.10

3.	Special Permit Segment A-3: Line “A”: MP 1103.32 — 1103.40

4.	Special Permit Segment B-1: Line “B”: MP 1095.66 — 1096.88

5.	Special Permit Segment B-2: Line “B”: MP 1102.80 — 1103.10

6.	Special Permit Segment B-3: Line “B”: MP 1103.32 — 1103.42

7.	Special Permit Segment C-1: Line “C”: MP 1095.66 — 1096.89

8.	Special Permit Segment C-2: Line “C”: MP 1102.83 — 1103.09

9.	Special Permit Segment C-3: Line “C”: MP 1103.31 — 1103.40

Exhibit B-1

EXHIBIT B
North Carolina Permit Segments (Downstream of Station 155):
Valve Section: 155-0 to 155-10
1.	Special Permit Segment A-1 MP 1337.838-1339.780

2.	Special Permit Segment B-1 MP 1337.838-1339.780

Exhibit B-2